Chime Reports Second Quarter 2025 Financial Results

Strong top-line momentum with 37% year-over-year revenue growth

23% year-over-year Active Member growth, highlighting successful top-of-funnel execution

Third quarter and full year outlook for 2025 exceeds prior internal expectations

SAN FRANCISCO – (BUSINESS WIRE) – August 7, 2025 – Chime® (Nasdaq: CHYM), a leading consumer financial technology company, today reported financial results for the quarter ended June 30, 2025.

“This was a breakout first quarter as a public company for Chime, driven by accelerating year-over-year growth, expanding margins, and continued product execution,” said Chris Britt, CEO and Co-founder of Chime. “These results highlight the strength of our payments-based model, fueled by highly recurring revenue and deep member engagement. Our strong performance has led to higher expectations for the third quarter and full year 2025 relative to our previous internal expectations. Looking ahead, I believe we’re well-positioned to achieve our vision of becoming the largest provider of primary account relationships in the U.S.”

Second Quarter 2025 Financial Highlights
We reported robust growth across key metrics in the second quarter, building on our seasonally strong first quarter, when tax refund activity drives higher levels of re-engaged Active Members, Purchase Volume, and revenue.
•Revenue was $528 million, up 37% year-over-year.
◦Payments revenue grew 19% year-over-year to $366 million.
◦Platform-related revenue grew 113% year-over-year to $162 million.
•Gross profit was $461 million, yielding an 87% gross margin.
•Transaction profit (non-GAAP) was $363 million, yielding a 69% transaction margin.
•Net loss was $923 million and net margin was (175)%. The increase in net loss was primarily driven by $928 million of stock-based compensation expense and related payroll tax that was significantly elevated in the period due to our initial public offering.
•Adjusted EBITDA (non-GAAP) was $16 million. Adjusted EBITDA margin of 3% represented an 18 percentage point improvement over the last two years.
•Active Members grew 23% year-over-year to 8.7 million.
•Average Revenue per Active Member (ARPAM) grew 12% year-over-year to $245.
•Purchase Volume grew 18% year-over-year to $32.4 billion.

Second Quarter 2025 Business Highlights
•Continued MyPay success: MyPay transaction margin, which represents MyPay revenue less transaction losses, tripled quarter-over-quarter. This improvement was fueled by strong usage rates, and it represents faster-than-planned progress toward our target of 1% steady state loss rates for MyPay.
•Accelerated product innovation: We expanded our product suite with our continued rollout of Instant Loans and Chime+, increasing member engagement and retention.
•AI improving member experience, reducing cost: We launched our GenAI voicebot, which more than doubled satisfaction scores compared to our legacy voice system. Today, AI at Chime handles the work of thousands of member support agents, enabling us to scale with speed and reduce costs, while elevating service quality.
•Successful ChimeCore rollout: We reached another key milestone by migrating all new debit and savings accounts to ChimeCore, our proprietary payment processor and ledger. We expect to finalize our migration over the next few quarters and operate entirely on our own processing and technology platform, improving product velocity and cost savings.

Outlook
Our outlook for revenue, adjusted EBITDA, and adjusted EBITDA margin for third quarter and full year 2025 exceeds our previous internal expectations.

For the third quarter of 2025, we expect:
•Revenue between $525 million and $535 million, resulting in year-over-year revenue growth between 24% and 27%.
•Adjusted EBITDA between $12 million and $17 million, with an adjusted EBITDA margin between 2% and 3%.

For the full year of 2025, we expect:
•Revenue between $2.135 billion and $2.155 billion, resulting in year-over-year revenue growth between 28% and 29%.
•Adjusted EBITDA between $84 million and $94 million, with an adjusted EBITDA margin of 4%.

We also expect incremental adjusted EBITDA margin (non-GAAP) to return to mid-40% or higher by the fourth quarter of 2025.

The outlook provided above constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and subject to a number of risks. See cautionary note regarding “Forward-Looking Statements” in this press release.

Conference Call Information
Chime will host a conference call to discuss its second quarter 2025 financial results and outlook at 3:00 p.m. Pacific Time / 6:00 p.m. Eastern Time today. A live webcast of the earnings conference call will be accessible on Chime’s Investor Relations website at investors.chime.com. A replay will be available on the website following the call.

An investor presentation, including supplemental financial information and reconciliation of certain non-GAAP financial measures to their nearest comparable GAAP measures, will be available through Chime’s Investor Relations website.

About Chime
Chime (Nasdaq: CHYM) is a financial technology company founded on the premise that core banking services should be helpful, easy, and free. We offer a broad range of low-cost banking and payments products that address the most critical financial needs of everyday people. Our member-aligned business model has helped millions of people to unlock their financial progress. Member deposits are FDIC-insured through The Bancorp Bank, N.A. or Stride Bank, N.A., Members FDIC, up to applicable limits.

In addition to SEC filings, press releases, and public conference calls and webcasts, Chime uses its investor relations page at investors.chime.com and its X (formerly Twitter) channel (@ChimeNewsroom) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

Investors and Analysts:
ir@chime.com

Press:
press@chime.com

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “goal,” “objective,” “seek,” or “continue” or the negative of these terms or other comparable terminology that concern Chime’s expectations, strategy, plans, or intentions. Forward-looking statements in this release may relate to, but are not limited to, expectations of future results of operations or financial performance of Chime, expectations regarding certain of our key financial and operating metrics, including our ability to attract and retain Active Members and develop primary account relationships, our business and growth strategy, including future product development plans, our market opportunity, the performance of newly launched products and innovations, our technological capabilities, including the ability of AI to drive cost efficiencies and improvements in member satisfaction, as well as our full transition to ChimeCore, the demand for Chime’s products and services, our expectations and management of future growth, and our expectations regarding our industry and traditional banks, as well as assumptions relating to the foregoing. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.
Forward-looking statements are based on information available at the time those statements are made or on management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. These risks and uncertainties include risks related to our ability to attract and retain Active Members; our relationships with our bank partners; changes in rules and practices concerning interchange fees, card network fees, and other fees and assessments; our ability to maintain and protect our brand; our ability to maintain member satisfaction and provide reliable member support; our ability to develop new products and enhancements for existing products; our reliance on third parties and their systems; our history of net losses and ability to achieve and maintain profitability; and the complex and evolving laws and regulations applicable to our business and the banking ecosystem. Further information on these risks and other factors that could affect our financial results are set forth in our filings with the Securities and Exchange Commission, including in our prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on June 12, 2025. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. Except as required by law, Chime does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Non-GAAP Financial Measures

To supplement our consolidated financial information prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we use certain financial measures that are not prepared in accordance with GAAP, including transaction profit, transaction margin, adjusted EBITDA, and adjusted EBITDA margin, to facilitate analysis of our financial trends and for internal planning and forecasting purposes. We use these non-GAAP financial measures in conjunction with GAAP measures to evaluate our operating performance, formulate business plans, prepare budgets and forecasts, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. We believe that these non-GAAP financial measures provide useful information to investors, analysts, and others about our business and financial performance, enhance their overall understanding of our performance, and can assist in providing a more consistent and comparable overview of our financial performance across periods. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations in that they do not include the impact of certain expenses that are reflected on our consolidated statements of operations. Accordingly, our non-GAAP financial measures are presented for supplemental purposes only and should be considered in addition to, and not as substitutes for, or in isolation from, measures prepared in accordance with GAAP. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this release.

We have not provided the forward-looking GAAP equivalents for certain forward-looking non-GAAP measures included in this release, or a GAAP reconciliation, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these forward-looking non-GAAP metrics to their corresponding forward-looking GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss), adjusted for (i) depreciation and amortization expense, (ii) other income (expense), net, (iii) provision (benefit) for income taxes, (iv) stock-based compensation expense including related payroll tax, and (v) certain expenses that do not reflect our core operations and may vary significantly from period to period, including restructuring charges, impairment charges, stock-based charitable expense, and certain legal and regulatory charges, as applicable.

Adjusted EBITDA Margin

We define adjusted EBITDA margin as adjusted EBITDA divided by revenue.

We believe that adjusted EBITDA and adjusted EBITDA margin are key measures of our operating performance, and management uses these measures to formulate business plans, prepare budgets and forecasts, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources.

Transaction Profit

We define transaction profit as gross profit less transaction and risk losses.

Transaction Margin

We define transaction margin as transaction profit divided by revenue.

We believe that transaction profit and transaction margin are key measures of the incremental profit generated by member transactions.

Key Metrics

We use the following key metrics to help us evaluate our business and growth trends, establish budgets, evaluate the effectiveness of our investments, and assess operational efficiencies.

Active Members

We define an Active Member as a member who has initiated a money movement transaction on our platform in the last calendar month of the applicable period. Member-initiated money movement transactions include, but are not limited to, purchases with Chime-branded debit or credit cards, funding a member account, withdrawing funds from an ATM, sending or receiving funds with Pay Anyone, or taking a MyPay advance. Active Members are a key indicator of the scale of our engaged member base.

Average Revenue Per Active Member (“ARPAM”)

We define Average Revenue per Active Member (“ARPAM”) as revenue generated in the calendar quarter multiplied by four and divided by the average of the number of Active Members at the end of the prior quarter and the end of the current quarter. ARPAM is a key indicator of our ability to monetize member engagement, as it captures both the impact of payments revenue from Purchase Volume as well as the monetization of products that contribute to platform-related revenue.

Purchase Volume

We define Purchase Volume as the total dollar value of member purchase transactions using Chime-branded debit or credit cards during a given period, net of any adjustments or refunds. Purchase Volume is a key driver of payments revenue, because the interchange fees upon which our payments revenue is based are generally determined as a percentage of the underlying transaction value plus a fixed amount per transaction based upon rates set by the card networks. Purchase Volume is also a key indicator of aggregate member engagement. Purchase Volume does not include other types of transaction volumes such as deposits, ATM withdrawals, SpotMe and MyPay advances, sending or receiving funds with Pay Anyone, and ACH or direct debit transfers.

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$868,284	$337,697
Restricted cash	13,515	12,303
Marketable securities	225,063	368,889
Product collateral	212,983	181,723
Accounts receivable, net	229,594	216,161
Loans held for investment, net	114,120	99,799
Prepaid expenses and other current assets	72,520	70,464
Total current assets	1,736,079	1,287,036
Property, equipment and software, net	89,101	92,700
Operating lease right of use assets, net	45,575	49,332
Other assets	31,719	31,969
Total assets	$1,902,474	$1,461,037
Liabilities, redeemable convertible preferred stock, and stockholders❜ equity (deficit)
Current liabilities:
Accounts payable	$51,800	$35,846
Accrued and other current liabilities	168,919	224,594
Product obligation	138,979	114,377
Total current liabilities	359,698	374,817
Operating lease liabilities, net of current portion	74,765	80,590
Other non-current liabilities	39,913	46,109
Total liabilities	474,376	501,516

Redeemable convertible preferred stock, $0.0001 par value: No shares authorized, issued, and outstanding as of June 30, 2025. 258,613,394 shares authorized and 258,464,156 shares issued and outstanding with a liquidation preference of $2,894,515 as of December 31, 2024.	—	2,890,121
Stockholders’ equity (deficit):
Preferred stock, $0.0001 par value: 100,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025. No shares authorized, issued, and outstanding as of December 31, 2024.	—	—
Common stock, $0.0001 par value: No shares authorized, issued, and outstanding as of June 30, 2025. 416,094,141 shares authorized, 66,950,736 shares issued and outstanding as of December 31, 2024.	—	2
Class A common stock, $0.0001 par value: 5,000,000,000 shares authorized, 338,594,524 shares issued and outstanding as of June 30, 2025. No shares authorized, issued and outstanding as of December 31, 2024.	28	—
Class B common stock, $0.0001 par value: 65,000,000 shares authorized, 32,182,289 shares issued and outstanding as of June 30, 2025. No shares authorized, issued and outstanding as of December 31, 2024.	3	—
Class C common stock, $0.0001 par value: 500,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025. No shares authorized, issued and outstanding as of December 31, 2024	—	—
Additional paid-in capital	4,702,788	433,363
Accumulated other comprehensive income (loss)	(116)	203
Accumulated deficit	(3,274,605)	(2,364,168)
Total stockholders’ equity (deficit)	1,428,098	(1,930,600)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$1,902,474	$1,461,037

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$528,149	$384,214	$1,046,893	$776,186
Cost of revenue(1)	67,120	50,504	127,538	97,951
Gross profit	461,029	333,710	919,355	678,235
Operating expenses:
Transaction and risk losses	98,247	35,000	207,392	71,038
Member support and operations(2)	203,097	69,821	281,706	137,889
Sales and marketing(2)	185,006	118,021	317,579	235,068
Technology and development(2)	621,754	75,371	699,636	150,301
General and administrative(2)	279,667	41,638	326,840	80,890
Depreciation and amortization(1)	3,896	3,300	7,703	7,458
Total operating expenses	1,391,667	343,151	1,840,856	682,644
Income (loss) from operations	(930,638)	(9,441)	(921,501)	(4,409)
Other income, net	6,215	9,904	11,569	20,413
Income (loss) before income taxes	(924,423)	463	(909,932)	16,004
Provision (benefit) for income taxes	(1,047)	78	505	(284)
Net income (loss)	$(923,376)	$385	$(910,437)	$16,288
Undistributed earnings attributable to preferred stockholders	—	(385)	—	(16,288)
Net income (loss) attributable to common stockholders	$(923,376)	$—	$(910,437)	$—
Net income (loss) per share attributable to common stockholders, basic and diluted	$(7.29)	$—	$(9.44)	$—
Weighted average number of shares outstanding used to compute net income (loss) per share attributable to common stockholders, basic and diluted	126,620,499	64,677,568	96,412,477	64,558,990
__________________
(1)Total depreciation and amortization includes amounts as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
Depreciation and amortization recorded in cost of revenue	$3,515	$2,817	$6,966	$3,893
Depreciation and amortization recorded as operating expense	3,896	3,300	7,703	7,458
Total depreciation and amortization	$7,411	$6,117	$14,669	$11,351

(2)Amounts include stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
Member support and operations	$119,517	$1,010	$120,641	$2,073
Sales and marketing	42,406	275	42,889	500
Technology and development	530,249	2,689	533,952	4,256
General and administrative	217,975	2,445	221,361	4,765
Total stock-based compensation expense	$910,147	$6,419	$918,843	$11,594

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Six Months Ended June 30,
	2025	2024
Operating activities:
Net income (loss)	$(910,437)	$16,288
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	14,669	11,351
Non-cash lease expense	3,058	2,615
Stock-based compensation	918,843	11,594
Stock-based charitable contribution	11,168	—
Provision for transaction dispute losses	31,045	24,125
Change in fair value of product obligation	43,579	31,015
Provision for credit losses	44,096	1,868
Impairment related to real estate assets and internal-use software	—	211
Amortization of premium on marketable securities	(2,365)	(7,884)
Other	208	73
Changes in operating assets and liabilities:
Product collateral	(31,260)	(24,980)
Accounts receivable, net	(14,342)	8,026
Prepaid expenses and other assets	(1,432)	(1,170)
Accounts payable	15,954	836
Accrued and other liabilities	(93,291)	30,510
Operating lease liabilities	(7,773)	(5,306)
Settlements of the product obligation	(18,977)	(28,335)
Cash flows provided by operating activities	2,743	70,837
Investing activities:
Purchase of marketable securities	(234,050)	(289,452)
Proceeds from sales of marketable securities	256,514	16,985
Proceeds from maturities of marketable securities	123,200	306,875
Purchases of loans held for investment	(2,368,152)	(54,732)
Repayments of loans held for investment	2,311,634	30,618
Purchase of property, equipment and software	(3,631)	(134)
Capitalization of internal-use software	(6,389)	(4,298)
Acquisition of business, net of cash acquired	—	(11,036)
Cash flows provided by (used in) investing activities	79,126	(5,174)
Financing activities:
Payment of debt issuance costs related to the credit facility	(1,134)	—
Proceeds from the issuance of common stock upon initial public offering, net of underwriting discounts and offering costs paid	772,556	—
Taxes paid related to net share settlement of restricted stock units	(322,619)	—
Proceeds from exercise of stock options	1,127	600
Repurchases of common stock	—	(593)
Cash flows provided by financing activities	449,930	7
Net increase in cash and cash equivalents and restricted cash	531,799	65,670
Cash, cash equivalents, and restricted cash, beginning of period	350,000	239,745
Cash, cash equivalents, and restricted cash, end of period	$881,799	$305,415
Cash and cash equivalents, end of the period	$868,284	$295,415
Restricted cash, end of the period	13,515	10,000
Cash, cash equivalents, and restricted cash, end of the period	$881,799	$305,415

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

Supplementary cash flow disclosure:
Cash paid for interest	$140	$233
Cash paid for income taxes	$1,071	$161
Supplemental disclosures of noncash investing and financing activities:
Deferred offering costs not yet paid	$1,968	$—
Reclassification of deferred offering costs to additional paid-in capital upon initial public offering	$17,299	$—
Conversion of redeemable convertible preferred stock to common stock in connection with initial public offering	$2,890,121	$—
Purchases of property, equipment and software in accounts payable	$294	$—
Cash consideration, accrued but not yet paid, related to acquisition of business	$—	$2,300

Reconciliation of GAAP to Non-GAAP Results
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2025	2024	2025	2024
Gross profit	$461,029	$333,710	$919,355	$678,235
Gross margin	87%	87%	88%	87%
Adjusted for: Transaction and risk losses	98,247	35,000	207,392	71,038
Transaction profit	$362,782	$298,710	$711,963	$607,197
Transaction margin	69%	78%	68%	78%

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2025	2024	2025	2024
Net income (loss)	$(923,376)	$385	$(910,437)	$16,288
Net margin	(175)%	—%	(87)%	2%
Adjusted for:
Depreciation and amortization expense	7,411	6,117	14,669	11,351
Other (income) expense, net(1)	(6,215)	(9,904)	(11,569)	(20,413)
Provision (benefit) for income taxes	(1,047)	78	505	(284)
Stock-based compensation expense and related payroll tax	928,062	6,419	936,758	11,594
Stock-based charitable contribution expense	11,168	—	11,168	—
Adjusted EBITDA	$16,003	$3,095	$41,094	$18,536
Adjusted EBITDA margin	3%	1%	4%	2%
__________________
(1) Relates primarily to interest income, which consists of interest and dividends earned on our cash and cash equivalents and marketable securities.